UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2003

Imperial Oil Limited

(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	0-12014 (Commission File Number)	98-0017682 (IRS Employer Identification No.)

111 St. Clair Avenue West Toronto, Ont., Canada (Address of principal executive offices)	M5W 1K3 (Zip Code)

Registrant’s telephone number, including area code: (800) 567-3776

(Former name or former address, if changed since last report)

               ITEM 12.          Results of Operations and Financial Condition.

     On July 23, 2003, Imperial Oil Limited (the “Company”) by means of a press release disclosed information relating to the Company’s financial condition and results of operations for the fiscal quarter ended June 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this report.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPERIAL OIL LIMITED

Date: July 28, 2003	By:	/s/ P.A. Smith Name: Paul A. Smith Title: Controller and Senior Vice-President, Finance and Administration

Date: July 28, 2003	By:	/s/ John Zych Name: John Zych Title: Corporate Secretary

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INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of the Company on July 23, 2003 disclosing information relating to the Company’s financial condition and results of operations for the fiscal quarter ended June 30, 2003

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